                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                 August 7, 1997
                                 Date of Report

                        (Date of earliest event reported)

                          SUBMICRON SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State of other jurisdiction of incorporation)

         0-19507                                      13-3607944
(Commission File Number)                     (IRS Employer Identification No.)

                            6330 Hedgewood Dr., #150
                        Allentown, PA                     18106
               (Address of principal executive offices) (Zip Code)

                                 (610) 391-9200
              (Registrant's telephone number, including area code)

Item 2.    Acquisitions or Dispositions of Assets


On August 7, 1997 (the "Closing Date"), the Company completed the sale of certain assets, net of liabilities assumed, of its wholly owned subsidiary, Systems Chemistry Incorporated to British Oxygen Company ("BOC"), for a negotiated sales price of $17.3 million before closing adjustments. The Company received $15.8 million in cash after a holdback allowance of $1.5 million to cover potential post closing working capital adjustments. In addition, the Company received the proceeds from a $5.0 million subordinated, non-interest bearing note due in August 2000. The Company applied $18.5 million, after transaction costs and bank fees, to reduce the outstanding balance on its line of credit.

Item 7.     Financial Statements and Exhibits

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

            (a)   None

            (b)   Pro Forma Financial Information

                  1. Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996.

                  2. Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1997.

                  3.    Pro Forma Consolidated Balance Sheet as of June 30,
                        1997.

                  4.    Notes to the Pro Forma Consolidated Financial
                        Statements.

            (c)   Exhibits - None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 22, 1997                 SUBMICRON SYSTEMS CORPORAITON

                                       /s/ JOHN W. KIZER
                                       --------------------------------------
                                       John W. Kizer
                                       Chief Financial Officer

                                INDEX TO EXHIBITS


                                                                        SEQUENTIAL
                                                                            PAGE
   EXHIBIT                    DESCRIPTION OF EXHIBIT                      NUMBER
-------------         -----------------------------------------------   ----------

      (a)             None

      (b)             Summary Pro Forma Financial Information                6

      (b)1            Pro Forma Consolidated Statement of
                      Operations for the year ended December 31, 1996        7

      (b)2            Pro Forma Consolidated Statement of
                      Operations for the six months ended June 30, 1997      8

      (b)3            Pro Forma Consolidated Balance Sheet as
                      of June 30, 1997                                       9

      (b)4            Notes to the Pro Forma Consolidated Financial
                      Statements                                            10

                          SubMicron Systems Corporation

                     Summary Pro Forma Financial Information

The following Unaudited Pro Forma Consolidated Financial Statements give effect to the Company's sale of Systems Chemistry Incorporated described below.

On August 7, 1997 (the "Closing Date"), the Company completed the sale of certain assets, net of liabilities assumed, of its wholly owned subsidiary, Systems Chemistry Incorporated to British Oxygen Company ("BOC"), for a negotiated sales price of $17.3 million before closing adjustments. The Company received $15.8 million in cash after a holdback allowance of $1.5 million to cover potential post closing working capital adjustments. In addition, the Company received the proceeds from a $5.0 million subordinated, non-interest bearing note due in August 2000. The Company applied $18.5 million, after transaction costs and bank fees, to reduce the outstanding balance on its line of credit.

The pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 reflect the operations of the Company as if the above disposition had occurred at the beginning of the periods presented. The pro forma consolidated balance sheet as of June 30, 1997 reflects the financial position of the Company if the disposition had occurred as of June 30, 1997. The pro forma Consolidated Statements of Operations for each period presented do not reflect the estimated gain on this sale of approximately $2.3 million.

The unaudited pro forma consolidated financial statements are based upon preliminary estimates, available information, and certain assumptions that management deems appropriate. Management does not expect material changes to the final transaction adjustments. The unaudited pro forma consolidated financial information presented herein is not necessarily indicative of the results of operations or financial position that the Company would have obtained had such events occurred at the beginning of the period, as assumed, or the future results of the Company. The pro forma consolidated financial information should be read in connection with the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

                      SUBMICRON SYSTEMS CORPORATION ("SSC")
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

(in thousands, except per share data)


                                      HISTORICAL                              PRO FORMA
                                         SSC           ADJUSTMENTS                SSC
                                     ------------     --------------         ------------

System sales, net                    $    140,823     $      (42,460)(a)     $     98,363
Service and other sales                    30,661            (15,297)(a)           15,364
                                     ------------     --------------         ------------
  Total net sales                         171,484            (57,757)             113,727
                                     ------------     --------------         ------------

Cost of system sales                      118,800            (32,070)(a)           86,730
Cost of service and other sales            23,948            (14,709)(a)            9,239
                                     ------------     --------------         ------------
  Total cost of sales                     142,748            (46,779)              95,969
                                     ------------     --------------         ------------

  Gross profit                             28,736            (10,978)              17,758
                                     ------------     --------------         ------------

Selling, general and administrative        41,337            (11,143)(a)           30,194
Research and development                    9,373               (885)(a)            8,488
                                     ------------     --------------         ------------

  Operating loss                          (21,974)             1,050              (20,924)
                                     ------------     --------------         ------------

Other income (expense):
  Interest income                             383                (35)(a)              348
  Interest expense                         (5,244)             1,635 (b)           (3,609)
  Other, net                                  160                (90)(a)               70
                                     ------------     --------------         ------------
                                           (4,701)             1,510               (3,191)
                                     ------------     --------------         ------------
Loss before income tax
  benefit                                 (26,675)             2,560              (24,115)
Income tax benefit                         (6,566)                 -               (6,566)
                                     ------------     --------------         ------------

Net loss                             $    (20,109)    $        2,560         $    (17,549)
                                     -===========     -=============         -===========

Net loss per common share            $      (1.20)                           $      (1.05)
                                     ============                            ============

Weighted average number of
  shares outstanding                       16,713                                  16,713
                                     ============                            ============


   See accompanying notes to the Pro Forma Consolidated Financial Statements.

                      SUBMICRON SYSTEMS CORPORATION("SSC")
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE SIX MONTHS ENDED JUNE 1997
                                   (UNAUDITED)

(in thousands, except per share data)


                                       HISTORICAL                              PRO FORMA
                                          SSC            ADJUSTMENTS               SSC
                                      ------------     --------------         ------------

System sales, net                     $     42,702     $      (15,007)(a)     $     27,695
Service and other sales                     13,763             (7,272)(a)            6,491
                                      ------------     --------------         ------------
  Total net sales                           56,465            (22,279)              34,186
                                      ------------     --------------         ------------

Cost of system sales                        37,985            (11,121)(a)           26,864
Cost of service and other sales             14,787            (10,617)(a)            4,170
                                      ------------     --------------         ------------
  Total cost of sales                       52,772            (21,738)              31,034
                                      ------------     --------------         ------------

  Gross profit                               3,693               (541)               3,152
                                      ------------     --------------         ------------

Selling, general and administrative         18,587             (4,119)(a)           14,468
Research and development                     4,891               (406)(a)            4,485
Restructuring charges                        3,792                 -                 3,792
                                      ------------     ---------------        ------------

  Operating loss                           (23,577)             3,984              (19,593)
                                      ------------     --------------         ------------

Other income (expense):
  Interest income                                93               (14)(a)               79
  Interest expense                          (2,842)               733 (b)           (2,109)
  Other, net                                   (30)                57 (a)               27
                                      ------------     --------------         ------------
                                            (2,779)               776               (2,003)
                                      ------------     --------------         ------------
Loss before provision for
  income taxes and
  extraordinary items                      (26,356)             4,760              (21,596)
Provision for income taxes                   3,000                 -                 3,000
                                      ------------     --------------         ------------

Loss before extraordinary item        $    (29,356)    $        4,760         $    (24,596)
                                      ============     ==============         ============


Net loss before extraordinary item
  per common share                    $      (1.74)                           $      (1.45)
                                      ============                            ============

Weighted average number of
  shares outstanding                        16,918                                  16,918
                                      ============                            ============


   See accompanying notes to the Pro Forma Consolidated Financial Statements.

                      SUBMICRON SYSTEMS CORPORATION ("SSC")
                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               AS OF JUNE 30, 1997


                                   HISTORICAL                               PRO FORMA
                                      SSC            ADJUSTMENTS              SSC
                                  ------------     --------------         -----------
        ASSETS
Current assets:
  Cash and cash equivalents       $      2,792     $       (1,345)(a)     $     1,447
  Accounts receivable, net              27,176            (14,592)(c)          12,584
  Inventories, net                      33,944             (6,096)(c)          27,848
  Prepaids and other                     5,498               (438)(c)           5,060
                                  ------------     --------------         -----------

    Total current assets                69,410            (22,741)             46,939

  Property and equipment, net           18,410             (1,031)(c)          17,379
  Intangibles and other, net             5,225             (1,730)(c)           3,495
                                  ------------     ---------------        -----------
        Total assets              $     93,045     $      (25,232)        $    67,813
                                  ============     ==============         ===========

LIABILITIES AND
  SHAREHOLDERS' EQUITY

Current liabilities:
  Line of Credit                  $     26,803     $      (18,500)(b)     $     8,303
  Current portion of long-term debt      2,619                  -               2,619
  Accounts payable                      14,906             (2,782)(c)          12,124
  Deferred revenues                      5,100             (4,256)(c)             844
  Accrued expenses and other            20,370             (5,694)(c)          14,676
                                  ------------             ----------          ------

    Total current liabilities           69,798            (31,232)             38,566

Long-term debt                          15,943              3,700 (e)          19,643
                                  ------------     --------------         -----------
        Total liabilities               85,741            (27,532)             58,209
                                  ------------     --------------         -----------

Shareholders' equity:
  Common stock                               2                -                     2
  Preferred stock                        9,415                -                 9,415
  Additional paid-in capital            41,418                -                41,418
  Accumulated deficit                  (43,531)             2,300 (d)         (41,231)
                                  ------------     --------------         -----------

    Total shareholders' equity           7,304              2,300 (d)            9,604
                                  ------------     --------------         ------------

        Total liabilities and
          shareholders' equity    $     93,045     $      (25,232)        $     67,813
                                  ============     ==============         ============


   See accompanying notes to the Pro Forma Consolidated Financial Statements.

                          SUBMICRON SYSTEMS CORPORATION
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


1.    HISTORICAL.

The historical balances represent the financial position and consolidated results of operations of SubMicron Systems Corporation and were derived from the respective financial statements for the indicated periods.

2.    DISPOSITION OF ASSETS OF SYSTEMS CHEMISTRY INCORPORATED.

On August 7, 1997, the Company completed the sale of certain assets, net of liabilities assumed, of its wholly owned subsidiary, Systems Chemistry Incorporated, for $17.3 million. The Company received $15.8 million in cash after a holdback allowance of $1.5 million to cover potential post closing working capital adjustments. In addition, the Company received the proceeds from a $5.0 million subordinated, non-interest bearing note, due in August 2000. The Company applied $18.5 million, after transaction costs and bank fees, to reduce the outstanding balance on its line of credit. The Company estimates a gain on the sale of approximately $2.3 million to be recorded in the third quarter of 1997.

The pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 reflect the operations of the Company as if the above disposition had occurred at the beginning of the periods presented. The pro forma consolidated balance sheet as of June 30, 1997 reflects the financial position of the Company if the disposition had occurred as of June 30, 1997. The pro forma financial information presented is not necessarily indicative of the financial position and results of operations that the Company would have obtained had such events occurred at the beginning of the periods.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS

THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AT JUNE 30, 1997 HAS BEEN ADJUSTED TO REFLECT THE FOLLOWING:

(a) All closing costs and associated liabilities paid, resulting from the transaction, were assumed to reduce the net proceeds received from the sale.

(b) To reflect the net cash proceeds received from the sale applied to the outstanding line of credit.

(c) To eliminate the assets sold by the Company and liabilities assumed by BOC.

(d)   To reflect the gain on the sale.

(e) To reflect the present value of the $5 million non-interest bearing note, due in August 2000.


UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS

THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996 HAS BEEN ADJUSTED TO REFLECT THE FOLLOWING:

(a) To eliminate the operating results of Systems Chemistry Incorporated for the entire period presented.

(b) To reduce interest expense attributable to decreased average outstanding line of credit borrowings from the application of the sale proceeds utilizing the weighted average interest rates in effect during the period, offset by imputed interest expense on the $5.0 million loan from BOC.

THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997 HAS BEEN ADJUSTED TO REFLECT THE FOLLOWING:

(a) To eliminate the operating results of Systems Chemistry Incorporated for the entire period presented.

(b) To reduce interest expense attributable to decreased average outstanding line of credit borrowings from the application of the sale proceeds utilizing the weighted average interest rates in effect during the period, offset by imputed interest expense on the $5.0 million loan from BOC.